SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549


                                  FORM 8-K


                               Current Report
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of report (Date of earliest event reported)       December 7, 1999
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                            Abbott Laboratories
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             (Exact Name of Registrant as Specified in Charter)


                                  Illinois
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               (State or Other Jurisdiction of Incorporation)


            1-2189                                   36-0698440
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    (Commission File Number)             (IRS Employer Identification No.)


           100 Abbott Park Road, Abbott Park, Illinois 60064-6400
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            (Address of Principal Executive Offices) (Zip Code)


                               (847) 937-6100
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            (Registrant's Telephone Number, Including Area Code)


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       (Former Name or Former Address, if Changed Since Last Report)









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Item 5.  Other Events

         On December 7, 1999, Abbott Laboratories and BankBoston, N.A., as Rights Agent, executed Amendment Number 1 to its Rights Agreement, by and between Abbott Laboratories and BankBoston, N.A., dated as of November 11, 1999.


Item 7.  Financial Statements and Exhibits.

(c)  Exhibits

Exhibit No.       Exhibit

   99.1 Amendment Number 1 to Rights Agreement, dated as of December 7, 1999, by and between Abbott Laboratories and BankBoston, N.A., as Rights Agent.




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



                                 SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         ABBOTT LABORATORIES




Date:     December 17, 1999             By:    /s/ Gary P. Coughlan
                                               ------------------------------
                                        Name:  Gary P. Coughlan
                                        Title: Senior Vice President, Finance
                                               and Chief Financial Officer





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



                                  EXHIBIT INDEX

Exhibit No.         Exhibit
----------          --------

   99.1 Amendment Number 1 to Rights Agreement, dated as of December 7, 1999, by and between Abbott Laboratories and BankBoston, N.A., as Rights Agent.





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